UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015

ORBITZ WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33599	20-5337455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois	60661
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 894-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Matters

As previously disclosed, on February 12, 2015, Orbitz Worldwide, Inc. (“Orbitz Worldwide”), Expedia, Inc. (“Expedia”), and Xeta, Inc., an indirect, wholly owned subsidiary of Expedia, entered into an Agreement and Plan of Merger (the “Merger Agreement”).

On August 12, 2015, Expedia elected to extend the termination date of the Merger Agreement from August 12, 2015 until November 12, 2015 pursuant to Section 7.1(d) of the Merger Agreement. No other provisions of the Merger Agreement were amended, and the Merger Agreement remains in full force and effect.

The proposed merger also remains subject to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, as well as customary conditions to closing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.
		By:	/s/ James F. Rogers
Date:	August 12, 2015		James F. Rogers
Senior Vice President, General Counsel and Secretary

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